Exhibit 99.20

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)
                                     FOURTH QUARTER
                        2005  2004  Percent  Percent  Percent
                                     Change   Change   Change
                                      Total Operations Currency
Sales to customers by
segment of business
 Consumer
   U.S.               $1,124   1,134   (0.9) %    (0.9)    --
   International       1,183   1,128     4.9       6.5   (1.6)
                       2,307   2,262     2.0       2.8   (0.8)
 Pharmaceutical
   U.S.                3,573   3,980  (10.2)    (10.2)     --
   International       1,909   1,860     2.6       7.6   (5.0)
                       5,482   5,840   (6.1)     (4.5)   (1.6)

Medical Devices &
Diagnostics
   U.S.                2,390   2,280     4.8       4.8     --
   International       2,431   2,370     2.6       7.8   (5.2)
                       4,821   4,650     3.7       6.3   (2.6)

U.S.                   7,087   7,394   (4.2)     (4.2)     --

International          5,523   5,358     3.1       7.5   (4.4)

Worldwide            $12,610 $12,752   (1.1) %     0.7   (1.8)


Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)

                                     TWELVE MONTHS
                        2005  2004  Percent  Percent  Percent
                                     Change   Change   Change
                                      Total Operations Currency
Sales to customers by
segment of business
 Consumer
   U.S.                  4,405   4,224     4.3 %       4.3      --
   International         4,691   4,109    14.2        11.3     2.9
                         9,096   8,333     9.2         7.8     1.4
 Pharmaceutical
   U.S.                 14,478  14,960   (3.2)       (3.2)      --
   International         7,844   7,168     9.4         7.8     1.6
                        22,322  22,128     0.9         0.4     0.5

Medical Devices &
Diagnostics
   U.S.                  9,494   8,586    10.6        10.6      --
   International         9,602   8,301    15.7        14.5     1.2
                        19,096  16,887    13.1        12.5     0.6

U.S.                    28,377  27,770     2.2         2.2      --

International           22,137  19,578    13.1        11.4     1.7

Worldwide              $50,514  47,348     6.7 %       6.0     0.7


Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)
                                  FOURTH QUARTER
                          2005  2004  Percent  Percent  Percent
                                       Change   Change   Change
                                        Total Operations Currency
Sales to customers by
geographic area

U.S.                        $7,087 $7,394   (4.2) %    (4.2)    --

Europe                       2,965  3,027   (2.0)       5.4   (7.4)
Western Hemisphere             828    731    13.3       4.8     8.5
excluding U.S.
Asia-Pacific, Africa         1,730  1,600     8.1      12.7   (4.6)
International                5,523  5,358     3.1       7.5   (4.4)

Worldwide                  $12,610 12,752   (1.1) %      0.7   (1.8)


Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unadited; Dollars in Millions)

                               TWELVE MONTHS
                          2005  2004  Percent  Percent  Percent
                                       Change   Change   Change
                                        Total Operations Currency
Sales to customers by
geographic area

U.S.                      $28,377 $27,770     2.2 %     2.2      --

Europe                     12,187  11,151     9.3       8.8     0.5
Western Hemisphere          3,087   2,589    19.2      10.0     9.2
excluding U.S.
Asia-Pacific, Africa        6,863   5,838    17.6      16.8     0.8
International              22,137  19,578    13.1      11.4     1.7

Worldwide                 $50,514  47,348     6.7 %     6.0     0.7


Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except
Per Share Figures)


                              FOURTH QUARTER
                         2005     2005   2004     2004     Percent
                       Amount   Percent Amount   Percent   Increase
                               to Sales          to Sales (Decrease)

Sales to customers     $12,610   100.0 $12,752    100.0    (1.1)
Cost of products sold    3,624    28.7   3,706     29.1    (2.2)
Selling, marketing and
administrative
expenses                 4,562    36.2   4,655     36.5    (2.0)
Research expense         1,976    15.7   1,727     13.5    14.4
In-process research &
development                  9     0.1      --       --
Interest (income)
expense, net              (169)   (1.3)    (12)    (0.1)
Other (income)
expense, net               (30)   (0.3)     51      0.4
Earnings before
provision for taxes on
income                   2,638    20.9   2,625     20.6     0.5
Provision for taxes on
income                     455     3.6   1,408     11.1   (67.7)
Net earnings            $2,183    17.3  $1,217      9.5    79.4

Net earnings per share
(Diluted)                $0.73           $0.41             78.0

Average shares
outstanding (Diluted)  3,009.4         3,013.5

Effective tax rate        17.2 %          53.6 %


Adjusted earnings
before provision for
taxes and net earnings(A)
Earnings before
provision for taxes on
income                  $2,647[1] 21.0  $2,625[2]   20.6    0.8
Net earnings            $2,189[1] 17.4  $2,006[2]   15.7    9.1
Net earnings per share
(Diluted)                $0.73[1]        $0.67[2]           9.0
Effective tax rate        17.3 %          23.6 %

[1] The difference between as reported earnings before provision for taxes on income and net earnings and adjusted earnings before provision for taxes on income and net earnings as IPR&D of $9 million and $6 million, respectively.

[2] The difference between as reported net earnings and net earnings per share (diluted) and adjusted net earnings and net earnings per share (diluted) is the exclusion of $789 million of tax cost and $0.26 per share, respectively, on the repatriation of unremitted foreign earnings associated with the American Jobs Creation Act of 2004.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except
Per Share Figures)

                              TWELVE MONTHS
                         2005     2005   2004     2004     Percent
                       Amount   Percent Amount   Percent   Increase
                               to Sales          to Sales (Decrease)

Sales to customers      $50,514   100.0 $47,348      100.0      6.7
Cost of products sold    13,954    27.6  13,422       28.4      4.0
Selling, marketing and
administrative expenses  16,877    33.4  15,860       33.5      6.4
Research expense          6,312    12.5   5,203       11.0     21.3
In-process research &
development                 362     0.7      18          -
Interest (income)
expense, net               (433)  (0.8)      (8)         -
Other (income) expense,
net                        (214)  (0.4)      15          -
Earnings before
provision for taxes on
income                   13,656   27.0   12,838       27.1     6.4
Provision for taxes on
income                    3,245    6.4    4,329        9.1   (25.0)
Net earnings            $10,411   20.6   $8,509       18.0     22.4


Net earnings per share
(Diluted)                 $3.46           $2.84                21.8

Average shares
outstanding (Diluted)   3,012.5         3,003.5

Effective tax rate         23.8 %          33.7 %


Adjusted earnings before
provision for taxes and
net earnings(A)
Earnings before
provision for taxes on
income                   $14,018[1] 27.7 $12,856[2]   27.2     9.0
Net earnings             $10,545[1] 20.9  $9,310[2]   19.7    13.3
Net earnings per share
(Diluted)                  $3.50[1]        $3.10[2]           12.9
Effective tax rate          24.8 %          27.6 %

[1] The difference between as reported earnings before provision for taxes on income, net earnings and net earnings per share (diluted) and adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of IPR&D of $362 million, $359 million and $0.12 per share, respectively. Adjusted net earnings and net earnings per share (diluted) also exclude a tax gain of $225 million and $0.08 per share, respectively, due to the reversal of a tax liability related to a technical correction associated with the American Jobs Creation Act of 2004.

[2] The difference between as reported earnings before provision for taxes on income and net earnings and adjusted earnings before provision for taxes on income and net earnings is the exclusion of IPR&D of $18 million and $12 million, respectively. Adjusted net earnings and net earnings per share (diluted) also exclude $789 million of tax cost and $0.26 per share, respectively, on the repatriation of unremitted foreign earnings associated with the American Jobs Creation Act of 2004.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development activities (including IPR&D at acquisition or upon attainment of milestones and any extraordinary expenses), strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, or amortization of purchased intangibles, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.